EXHIBIT 10.26BE

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SIXTY-EIGHTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Sixty-eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG currently provides and Customer currently consumes the [******* known as “******** *******,” as more particularly described in that paragraph titled “******** *******” in ********** * *(*) to ******* * *, “***** *** **** ********,” to ******** *, “********* ********]”; and

WHEREAS, CSG’s provision of [******** *******] under the Agreement to Customer is evolving based upon [*** and ********** *************]; and

WHEREAS, CSG and Customer desire to amend the Agreement to delete references in the Agreement to [******** *******]; and

WHEREAS, CSG and Customer desire to amend the Agreement to provide for “[*******” as a *******] and to specify such terms and conditions under which CSG will [**** ******* available to Customer and Customer will ******* ******* as a *******].

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (defined below).

1.
Customer desires to use and CSG agrees to provide [***’* “********] to Customer as described herein, under the Agreement. Therefore, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, the following changes are hereby made to the Agreement:

a) Section [**, “*** ******,” of Exhibit * *, ***** *** **** ********, to Schedule *, “********* ********]” of the Agreement shall be deleted in its entirety and replaced as follows:

[**. *** ******. *** ****** is a CSG hosted online ********* ******** ******* for storage of Customer’s ******* and **********, including ********* ******* and ** ***** that will allow

Customer to **** and ******** ******* and ******** **********, in *** ******, not later than ***** ***** (**) ***** after completion of Customer’s then-current ******* *****].

[*** ****** will permit Customer ****** to its ********* ***********’ and its *** *** ***********; ********* ****** for a period of up to ***** (**) ****** from the date that each such ********* ***** is available for ******* (the “********* **** ********* ******”), after which time the *** ********* ****** will no longer be **********] to Customer.

Further, [******* can be stored in the same *** ****** ******* ********. As a result, *** ****** will permit Customer ****** to its ******* for a period of up to *** (*) ****** from the date that each such ****** is available for ******* (the “****** ********* ******”), after which time *** ****** of ******* will no longer be **********] to Customer.

b) Exhibit *-*, ***** *** **** ********, to Schedule *, entitled “********* ********,” of the Agreement shall be amended to add “*******” as a new Section **, as follows:

“[**. *******. ******* provides Customer with (a) ********** Customer-********* ******* for Customer’s ********* ***********, ***-*** *********** and ********** selected and specified by Customer. ******* will, collectively, include each of (i) ********-*********** ******* via a **** **** from Customer to CSG (the “**** **** *********** *******”) and (ii) Customer-********* ******* from Customer’s *********** of ***’* **** ******** *********** ******** entitled “*** ************* *******” (the ************* ******* *******”). Customer’s *********** of **** **** *********** ****** or ************* ******* ****** will be determined solely by Customer for **** ******* ******* from Customer to CSG; and (b) ****** ***** as an ********* ************* ******** ******* to **** ******* ******* via *****].

For purposes of clarification:

[************* ******* *******. CSG will provide Customer with access to *** ************* *******, a CSG **** ******** *********** ******** from which Customer will have the ability to ******, **** and ***** ******* and **** **** ******* and ******* ****** ********* with Customer ******** ************ stored on *** ************* ******* from Customer’s *** ******* for Customer to ******, ********, *******, ****** and ******* ******* for ******** *** ***** and **** ******** (that will include ***** ******* and *********) and ********* ************* ******** (for ******* *******) for ********* ***********, *** *** *********** and **********, ************* ******* ******* will be sent, as determined solely by Customer, via (i) ****** ********* (***** *** ****) and via (ii) ***** (“********* ************* ********) for ********* ***********, *** *** *********** and **********. The specific terms and conditions for any ************* ******* ******] will be set forth in mutually agreed Statements of Work, E-SOWs or Letters of Authorization.

[**** **** *********** *******. CSG will provide Customer with access to a *** through *** *********** ******* that allow Customer to ******, **** ********, *******, ******, and ******* ******* for ******** via ***** *** **** and, **************, via ********* ************* ******** for ********* ***********, *** *** *********** and recipients. The specific terms and conditions for any **** **** *********** ******] will be set forth in mutually agreed Statements of Work, E-SOWs or Letters of Authorization.

[********* ************* ********. ********* ************* ******** will be available via ***** as an ********* ******** ***** for ******* ******* for ********* ***********, *** *** *********** and **********].

2.
As a result, Schedule [*, “****,” Line item ** of the “******* *** *** ***** *** **** ***** **** *** *********** ***** ********,” Section *, “*** ********,” Subsection *, “**********,” Subsection *, “*****, **** ***** ****, and *********** ***** ********],” is deleted in its entirety and replaced as follows:

32. [******* *******/******** ***** *** **********, *******, *** **** *** *******

3.
Additionally, as a further result, Schedule *, “****,” Section *., “*** ********,” Subsection ***., “******* ***********,” subsection *., ****** ********* (***** *** ****),” is deleted and replaced as “*. ****** ********* (***** *** ****; ********* ************* ********)” and, further, those sections of subsection *. ****** ********* (***** *** ****; ********* ************* ********) of the *** ***** identified as “*” and “*” and the related “*****” are deleted in their entirety and replaced, and new line item “*]” is added to the fee table, as follows:

III.
[******* ***********
~~A.~~
****** ********* (***** *** ****; ********* ************* ********])

Description of Item/Unit of Measure	Frequency	Fee
1. Startup:
a. [******* *** *******] Fees
1. [********* ***********]	[*** *******]	[*****]
2. [*** *** ***********]	[*** *******]	[*****]
3. [**********]	[*** *******]	[*****]
4. [******* ********** Fees (Note **])
a.
[***** ******** **** (******* ** ******, ***** ***** ****) (******** ********* ** ******** ****, *** ********** ********, ** ***, ******* ********* *** **** ************* *** **** ********) (******** *****, ********* *** *******) (*** ******** ****])
	[******* ]	[**.****]
b. [********** ******** **** (******* ** ****** ***** ***** ****) (excludes *****) (per ******** ****]) (Note 4)	[*******]	[**.****]
c. [********** ******* ****-** **** (****** ** ********** ******** ****) (per ******* ****]) (Note 5)	[*******]	[**.****]
d. [************* ******* **** ********* ******]		[*******][* ** *.*.] [*****]
5. [********* ************* ******** Fees (per *****])	[*******]	[**.***]

Note 4: An [********** ******** **** means **** *****, such as ******* ******* or ******-********* ********* ******** that ******** onto an ********** ******** **** with no more ******** than those ******** tied to ******** via the ********* ******* ****** and no ********** ************. The page may include ****** ******* ***********, such as, ******** and **********, ******* *********, ********* ***********, etc. If Customer is using **** or ******** **** *** *******, only ******** from the **** ******** ******* may be used on the ********** ******** **** (***** and ******* to this **** are billed at the *********** and *********** rate, as set forth in this Schedule *). If Customer is using **** or ******** **** *** *******, the ********** ******** **** has ****** **********.

Note 5: ********** ******* **** - ** **** is only available for customers using **** or ******** **** *** *******. An ** ****/****** **** means ******** ********, ******* or ************** ***** ****, ******** and ****** ******* generated on an ********** ******* ****. A ******* **** is *** **** of a ******** ****. No ******** or **** ****** may be used. This page may be ********, but only **** may be ******* on the **** ****. ***** and ******* to this **** are billed at the *********** and *********** rate, as set forth in this Schedule *. If the ** ****/****** **** is ******* on an ********** ******** ****, Customer shall be charged the ********** ******** ****] rate, as set forth in the table above.

Note 17: For invoicing purposes only, for applicable [******* for ********* ***********, ***-*** *********** and **********], the following shall apply:

•
[********* as reflected in *.*.* (*****), *.*.*.*.* (******* ********), and *.*.*.*.* (***** ********) shall be added to the ********* ********** ***** ******** **** ********** fee as reflected in *.*.
•
********* as reflected in *.*.* (paper), shall be added to the ********* ********** ********** ******** **** ********** fee as reflected in *.*.
•
********* as reflected in *.*.* (*****), *.*.*.*.* (******* ********), and *.*.*.*.* (***** ********) shall be added to the ***** ******** **** ********** fees of applicable ******* as reflected in *.*.
•
********* as reflected in *.*.* (*****), shall be added to the ********** ******** **** ********** fees to both the ********* and applicable ******* as reflected in *.*.
•
********** ***** ********** fees as reflected, respectively, in *.* and *.*.shall be added to both the ********* and the ******* ********** ***** ******** **** fees as reflected in *.* and *.*. and in the ********* and the ******* ********** ********** ******** **** fee as reflected in *.*. and *.*].

4. Further, as a result and for purposes of clarification under this Amendment, the paragraph entitled “[******** *******” in Attachment * *(*) of Exhibit *-*, “***** *** **** ********” of Schedule *, “********* ****,” is hereby deleted in its entirety and any references in the Agreement to “******** *******” are hereby deleted and replaced with “*******]”.

[Signature Page Follows]

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Philip Montsinger	By:	/s/ Rasmani Bhattacharya
Name:	Philip Montsinger	Name:	Rasmani Bhattacharya
Title:	Group Vice President	Title:	EVP and General Counsel
Date:	Oct 18, 2022	Date:	Oct 17, 2022